EXHIBIT 10(b)
                            GUARANTY

     GUARANTY, dated July 25, 1997, made by Peoples Energy
Corporation, a corporation, organized and existing under the laws of the State of Illinois (the "Guarantor").

                           WITNESSETH:

     WHEREAS, it is a condition of Northern Border Pipeline Company ("Northern Border") in entering into the U.S. Shippers Service Agreement # T1098F (as amended and supplemented from time to time, the "Agreement") that the Guarantor execute and deliver this Guaranty;
     WHEREAS, Northern Border has entered, or will be entering, into an Agreement, which Agreement is identical to or substantially in the form of the copy attached hereto, with Peoples Energy Services Corporation (together with its successors and assigns, "Shipper");
     WHEREAS, Shipper is a wholly-owned subsidiary of the Guarantor,
     NOW, THEREFORE, in consideration of the foregoing, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     1. The Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due of all amounts to be paid by Shipper under or pursuant to the Agreement and the performance of all other obligations and liabilities of Shipper now existing or hereafter incurred under, or arising out of the Agreement (all such amounts, obligations, and liabilities collectively referred to as the "Guaranteed Obligations"). This Guaranty applies to all successors and/or assigns of Shipper.

     2. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by Northern Border against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor).

     3. Northern Border may at any time and from time to time without consent of, or notice to the Guarantor, and without impairing or releasing any of the obligations of the Guarantor hereunder:
          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations;
          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property securing the Guaranteed Obligations;
          (c) exercise or refrain from exercising any rights against Shipper or others or otherwise act or refrain from acting;
          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof,
          (e) apply any sums, regardless of how realized, to any liability owing by Shipper to Northern Border under or pursuant to the Agreement;
          (f) consent to or waive any breach of, or any act, omission or default under the Agreement or otherwise amend, modify or supplement the Agreement; and
          (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of its right to subrogation against Shipper to recover full indemnity for any payments made pursuant to this Guaranty.

      4. The obligations of the Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any action or inaction by Northern Border as contemplated in Section 3 of this Guaranty; (b) the bankruptcy, insolvency, liquidation or reorganization of Shipper; or (c) any change in the ownership or structure of Shipper.

     5. If and to the extent that the Guarantor makes any payment to Northern Border pursuant to this Guaranty, any claim which the Guarantor may have against Northern Border by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations.

     6. The Guarantor makes the following representations, warranties, and agreements:
          (a) The Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged.
          (b) The Guarantor has the corporate power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms.
          (c) Neither the execution, delivery or performance by the Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality applicable to the Guarantor, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Guarantor.

     7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of Northern Border in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor or Northern Border shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers, or remedies which Northern Border would otherwise have. In the event any of the Guaranteed Obligations are, after receipt of payment thereof, required to be paid by Northern Border pursuant to the order of any court to or for the benefit of any creditor of Shipper or the Guarantor, the obligations of the Guarantor hereunder shall be reinstated.

     8. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of Northern Border and its successors and assigns.

     9. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or by reputable overnight carrier or when received if sent by registered or certified marl, return receipt requested, to the parties at the following addresses (or at such other address as a party may specify by like notice):
          (a) If to Guarantor, to:

            Peoples Energy Corporation
            130 East Randolph Drive
            Chicago, Illinois 60601
            Attention: Executive Vice President

          (b) If to Northern Border, to:

            Northern Border Pipeline Company
            1111 South 103rd Street
            P.O. Box 3330 (Zip: 68103-0330)
            Omaha, NE 68124-1000
            Attention: Director, Partnership Finance

          10. This Guaranty shall be governed by and construed in accordance with the laws of the State of Nebraska, without regard to principles of conflicts of law.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                PEOPLES ENERGY CORPORATION


                              By  /s/ T. M. Patrick

                           Title: Executive Vice President


                              Attest:

                                /s/ Peter Kauffman

                              Title: Assistant Secretary



                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

This Agreement, (the "Service Agreement") is made and entered into at Omaha, Nebraska as of August 1, 1997, by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and PEOPLES ENERGY SERVICES CORPORATION, a(n) Illinois corporation, hereinafter referred to as "Shipper".

WHEREAS, Tennessee Gas Pipeline Company and other Shippers (collectively referred to as the "Great Plains Shippers") have contracted to purchase the synthetic gas output of the Coal Gasification Plant located in Mercer County, North Dakota, from Dakota Gasification Company; and

WHEREAS, Tennessee Gas Pipeline Company is permanently assigning its gas purchase obligations under the Gas Purchase Agreement dated as of January 29, 1982 and subsequently amended as of February 16, 1994 between Dakota Gasification Company and Tennessee Gas Pipeline Company (hereinafter referred to as the Gas Purchase Agreement) and permanently releasing its transportation obligations under its U.S. Shippers Service Agreement #T1007 dated as of July 14, 1983, as amended, to Shipper; and

WHEREAS,  the  Amendment terminating the  U.S.  Shippers  Service
Agreement   #T1007  will  become  effective  upon   the   Billing
Commencement Date of this Service Agreement; and,

WHEREAS, Company's investors and lenders rely on Certificates of Public Convenience and Necessity granted by the Federal Energy Regulatory Commission and on the Tariff for the return of and the return on all funds invested in or loaned to the Company; and

WHEREAS,  the transportation of natural gas shall be  effectuated
pursuant  to  Part  157  or  Part  284  of  the  Federal   Energy
Regulatory. Commission's Regulations; and

WHEREAS, Company recognizes that it will be a condition to the initial effectiveness of this Service Agreement that, notwithstanding any other provision of the Tariff or this Service Agreement, the FERC and all other appropriate federal governmental authorities and/or agencies in the United States shall have issued, under terms and conditions acceptable to Shipper, all final nonappealable authorizations and certificates;

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:




                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

Article 1 - Basic Receipts

Shipper shall on each day beginning with Shipper's Billing Commencement Date, as defined in Section 1 of the General Terms and Conditions of Company's FERC Gas Tariff, be entitled to tender and, following tender, deliver to Company, at each of Shipper's Points of Receipt, a quantity of gas not in excess of the Daily Receipt Quantity for such Point of Receipt for such clay, as defined in such Section 1, and Company shall, on such day, take receipt of the quantity of gas so tendered and delivered by Shipper at such Point of Receipt.

Article 2 - Excess Receipts

If Shipper shall desire to tender to Company on any day beginning with Shipper's Billing Commencement Date, at any of Shipper's Points of Receipt, a quantity of gas in excess of Shipper's Daily Receipt Quantity for such Point of Receipt for such day, it shall notify Company of such desire. If Company in its sole judgment, determines that it has available the necessary capacity to receive and transport all or any part of such excess quantity and make deliveries in respect thereof, and that the performance of Company's obligations to other Shippers under their Agreements will not be adversely affected thereby, Company may elect to receive from Shipper said excess quantity or part thereof, and shall so notify Shipper. Scheduling of Excess Receipts will be in accordance with Section 10 of the General Terms and Conditions.

Article 3 - Deliveries

Company shall deliver gas to Shipper at the Point(s) of Delivery and under the conditions specified in Exhibit A hereto and in accordance with Section 13 of the General Terms and Conditions.

Article 4 - Payments

Shipper  shall make payments to Company in accordance  with  Rate
Schedules T-1 and OT-I and the other applicable terms and provisions of this Service Agreement.

Article 5 - Change in Tariff Provisions

Upon notice to Shipper, Company shall have the right to file with the Federal Energy Regulatory Commission any changes in the terms of any of its Rate Schedules, General Terms and Conditions or Form of Service Agreement as Company may deem necessary, and to make such changes effective at such times as Company desires and is possible under applicable law.



                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

Shipper  may protest any filed changes before the Federal  Energy
Regulatory Commission and exercise any other rights it may have with respect thereto.

Article 6 - Cancellation of Prior Agreements

When   this  Service  Agreement  becomes  effective,   it   shall
supersede, cancel and terminate the following Agreements:

                    U.S. Shippers Service Agreement dated as of
                    July 14, 1983 by and between Company and Tennessee Gas Pipeline Company as amended


Article 7 - Term

This Service Agreement shall become effective upon its execution and shall under all circumstances continue in effect in accordance with the Tariff following the Billing Commencement Date until December 31, 2008, and shall continue in effect thereafter until extended or terminated in accordance with
Section 5 of the Rate Schedule T-1. Shipper shall give Company not less than six (6) months prior written notice of Shipper's intent to terminate this Service Agreement. Provided, however, that if the Shipper is relieved of its obligations under the Gas Purchase agreement as a result of the application of Article XIX, then Shipper shall have the right to terminate this Service Agreement and such termination shall be effective within six (6) months of Company's receipt of such notice of termination by shipper.

In the event of termination as aforesaid, Shipper shall reimburse Company on a pro rata basis based on its Maximum Receipt Quantity for the net undepreciated book value of any additional facilities, including construction work in progress, constructed or being constructed to provide transportation service for Shipper; provided, however, Shipper's obligation to pay its pro rata share of the net undepreciated book value of such facilities shall be reduced to the extent that shipper contracts to transport volumes from other sources through Company's pipeline or Company uses such facilities to provide service for another party.

This Service Agreement shall automatically terminate and be of no further force and effect unless Shipper shall furnish a proper security arrangement, in accordance with Subsection 9.1 of Rate Schedule T-1, to the Company within (30) days after notice from the Company subsequent to the occurrence of any of the following events:


                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

     The filing by Shipper or its parent of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

     A failure by Shipper to pay in full the amount of any invoice rendered by Company shall continue for ten (10) days from the date payment is due.

Termination of this Service Agreement shall not relieve Company and Shipper of the obligation to correct any Receipt or Delivery Imbalances hereunder, or Shipper to pay money due hereunder to Company and shall be in addition to any other remedies that Company may have.

Article 8 - Applicable Law and Submission to Jurisdiction

For purposes of legal proceedings, this Service Agreement shall be deemed to have been made in the State of Nebraska and to be performed there, and the Courts of that State shall have jurisdiction over all disputes which may arise under this Service Agreement, provided always that nothing herein contained shall prevent the Company from proceeding at its election against the Shipper in the Courts of any other state, Province or country.

At the Company's request, the Shipper shall irrevocably appoint an agent in Nebraska to receive, for it and on its behalf, service of process in connection with any judicial proceeding in Nebraska relating to this Service Agreement. Such service shall be deemed completed on delivery to such process agent (even if not forwarded to and received by the Shipper). If said agent ceases to act as a process agent within Nebraska on behalf of Shipper, the Shipper shall appoint a substitute process agent within Nebraska and deliver to the Company a copy of the new agent's acceptance of that appointment within 30 days.

Article 9 - Successors and Assigns

Any person which shall succeed by purchase, amalgamation, merger or consolidation to the properties, substantially as an entirety, of Shipper or of Company, as the case may be, and which shall assume all obligations under Shipper's Service Agreement of Shipper or Company,


                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

as the case may be, shall be entitled to the rights, and shall be subject to the obligations, of its predecessor under Shipper's Service Agreement. Either party to a Shipper's Service Agreement may pledge or charge the same under the provisions of any mortgage, deed of trust, indenture, security agreement or similar instrument which it has executed, or assign such Service Agreement to any affiliated Person (which for such purpose shall mean any person which controls, is under common control with or is controlled by such party). Nothing contained in this Article 9 shall, however, operate to release predecessor Shipper from its obligation under its Service Agreement unless Company shall, in its sole discretion, consent in writing to such release, which it shall not do unless it concludes that, on the basis of the facts available to it. such release is not likely to have a substantial adverse effect upon other Shippers or other Persons who may become liable to provide funds to Company to enable it to meet any of its obligations. Company shall not release any Shipper from its obligations under its Service Agreement without the written consent of the other Shippers unless: (a) such release is effected pursuant to an assignment of obligations by such Shipper, and the assumption obligations being assigned and assumed no more conditional and no less absolute than those at the time provided therein; and (b) such release is not likely to have a substantial adverse effect upon Company or the other Shippers. For the purposes hereof, and without limiting the generality of the foregoing, any release of any Shipper from its obligations under its Service Agreement shall be deemed likely to have a substantial adverse effect upon Company or the other Shippers if the assignee of such obligations has a credit standing which is not at least equal to the credit standing of the assignor of such obligations (credit standings in each case as reflected by the ratings on outstanding debt securities by Moody's Investors Service, Standard and Poor's Corporation or another rating service acceptable to all Shippers to the extent available or by other appropriate objective measures). Shipper shall, at Company's request, execute such instruments and take such other action as may be desirable to give effect to any such assignment of Company's rights under such Shipper's Service Agreement or to give effect to the right of a Person whom the Company has specified pursuant to Section 6 of the General Terms and Conditions of Company's FERC Gas Tariff as the Person to whom payment of amounts invoiced by Company shall be made; provided, however, that: (a) Shipper shall not be required to execute any such instruments or take any such other action the effect of which is to modify the respective rights and obligations of either Shipper or Company under this Service Agreement; and (b) Shipper shall be under no obligation at any time to determine the status or amount of any payments which may be due from Company to any Person whom the Company has specified pursuant to said
Section 6 as the Person to whom payment of amounts invoiced by Company shall be made.



                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

Article 10 - Loss of Governmental Authority, Gas Supply,
Transportation or Market

Except as provided in Article 7, without limiting its other responsibilities and obligations under this Service Agreement, the Shipper acknowledges that it is responsible for obtaining and assumes the risk of loss of the following: (1) gas removal permits, (2) export and import licenses, (3) gas supply, (4) markets and (5) transportation upstream and downstream of the Company's pipeline system. Notwithstanding the 1oss of one of the items enumerated above, Shipper shall continue to be liable for payment to the Company of the transportation charges as provided for in this Service Agreement.

Article 11 - Other Operating Provisions

(This Article to be utilized when necessary to specify other operating provisions.)

Article 12 - Exhibit A of Service Agreement, Rate Schedules and
          General Terms and Conditions

Company's Rate Schedules and General Terms and Conditions, which are on file with the Federal Energy Regulatory Commission and in effect, and Exhibit A hereto are all applicable to this Service Agreement and are hereby incorporated in, and made a part of, this Service Agreement. In the event that the terms and conditions herein are in conflict with the General Terms and Conditions in Company's FERC Gas Tariff, the terms and conditions of this Service Agreement are controlling.

IN WITNESS WHEREOF, the parties hereto have caused this Service
Agreement to be duly executed as of the day and year first set forth above.

ATTEST:                       NORTHERN BORDER PIPELINE COMPANY
                              By:  Northern Plains Natural Gas
Company,
                                   Operator

______________________________     By:______________________________
Assistant Secretary
                                   Title: Vice President

ATTEST:                       PEOPLES ENERGY SERVICES CORPORATION

______________________________    By:  /s/ Michael Rumman

                                  Title: President



                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

          EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT

Company:            Northern Border Pipeline Company

Company's Address:  1111 South 103rd Street
                    Omaha, Nebraska 68124-1000

Shipper:            Peoples Energy Services Corporation
                    Attn.:  Ms. Lina Budnar

Shipper's Address:  Suite 1210
                    111 East Wacker Drive
                    Chicago, IL 60601


                                          Maximum    Minimum    Maximum
                     Role      Maximum    Receipt   Delivery    Receipt       Minimum
                    (Notes     Quantity  Pressure   Pressure  Temperature   Temperature
Points             1 and 3)   (MCF/Day)   (PSIG)     (PSIG)       (F)          (F)

Hebron, ND            PR        47,000     1435         -           120           32
                      RD        47,000       -          -            -             -
                      TP        47,000       -          -            -             -
                      PD        30,000       -         725           -             -
                      DD        30,000       -          -            -             -

Glen Ullin, ND        PR        47,000     1435         -           120           32
(Secondary-Note 2)    RD        47,000       -          -            -             -
                      TP        47,000       -          -            -             -
                      PD        47,000       -         725           -            32
                      DD        47,000       -          -            -             -

Liston, SD            RD           770       -          -            -             -
(Secondary-Note 2)    TP        47,000       -          -            -             -
                      PD           770       -         700           -            32
                      DD           770       -          -            -             -

Mina, SD              RD         4,500       -          -            -             -
(Secondary-Note2)     TP        47,000       -          -            -             -
                      PD         4,500       -         750           -            32
                      DD         4,500       -          -            -             -

Warner, SD            RD        24,000       -          -            -             -
(Secondary-Note2)     TP        47,000       -          -            -             -
                      PD        24,000       -        1,000          -            32
                      DD        24,000       -          -            -             -




                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT




    EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)


                                   Maximum   Minimum    Maximum
               Role     Maximum    Receipt   Delivery   Receipt      Minimum
              (Notes    Quantity   Pressure  Pressure Temperature  Temperature
Points       1 and 3)  (MCF/Day)    (PSIG)    (PSIG)     (F)          (F)

Warner, SD      RD       24,000      -         -         -            -
(Secondary-     TP       47,000      -         -         -            -
Note 2)
                PD       24,000      -       1,000       -            32
                DD       24,000      -         -         -            -

Aberdeen, SD    RD       35,000      -         -         -            -
(Secondary-     TP       47,000      -         -         -            -
Note 2)
                PD       35,000      -        800        -            32
                DD       35,000      -         -         -            -

Webster, SD     RD        5,000      -         -         -            -
Secondary-      TP       47,000      -         -         -            -
Note 2)
                PD        5,000      -        700        -            32
                DD        5,000      -         -         -            -

Milbank, SD     RD        8,073      -         -         -            -
Secondary-      TP       47,000      -         -         -            -
Note 2)
                PD        8,073      -        800        -            32
                DD        8,073      -         -         -            -

Ivanhoe, MN     RD        1,791      -         -         -            -
Secondary-      TP       47,000      -         -         -            -
Note 2)
                PD        1,791      -        700        -            32
                DD        1,791      -         -         -            -

Balaton, MN     RD       20,000      -         -         -            -
Secondary-      TP       47,000      -         -         -            -
Note 2)
                PD       20,000      -        720        -            32
                DD       20,000      -         -         -            -




                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT




    EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

                                     Maximum  Minimum     Maximum
                Role      Maximum    Receipt  Delivery    Receipt      Minimum
               (Notes     Quantity  Pressure  Pressure  Temperature  Temperature
Points        1 and 3)   (MCF/Day)   (PSIG)    (PSIG)      (F)         (F)

Marshall, MN     RD        47,000     -         -          -            -
Secondary-       TP        47,000     -         -          -            -
Note 2)
                 PD        47,000     -        800         -           32
                 DD        47,000     -         -          -            -

Westbrook, MN    RD         2,500     -         -          -            -
Secondary-       TP        47,000     -         -          -            -
Note 2)
                 PD         2,500     -        800         -           32
                 DD         2,500     -         -          -            -

Windom, MN       RD        10,000     -         -          -            -
(Secondary-      TP        47,000     -         -          -            -
Note 2)
                 PD        10,000     -        800         -           32
                 DD        10,000     -         -          -            -

Welcome, MN      RD        47,000     -         -          -            -
(Secondary-      TP        47,000     -         -          -            -
Note 2)
                 PD        47,000     -        796         -           32
                 DD        47,000     -         -          -            -

Ledyard, IA      RD         4,000     -         -          -            -
(Secondary-      TP        47,000     -         -          -            -
Note 2)
                 PD         4,000     -        800         -           32
                 DD         4,000     -         -          -            -

Ventura, IA      RD        47,000     -         -          -            -
(Secondary-      TP        47,000     -         -          -            -
Note 2)
                 PD        47,000     -        820         -           32
                 DD        47,000     -         -          -            -

Grundy           RD        47,000     -         -          -            -
Center, IA
(Secondary-      TP        47,000     -         -          -            -
Note 2)
                 PD        47,000     -        800         -           32
                 DD        47,000     -         -          -            -



                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT



    EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

                                   Maximum   Minimum    Maximum
               Role     Maximum    Receipt   Delivery   Receipt      Minimum
              (Notes    Quantity   Pressure  Pressure Temperature  Temperature
Points       1 and 3)  (MCF/Day)    (PSIG)    (PSIG)     (F)          (F)

Beaman, IA      RD        5,100      -         -         -            -
(Secondary-     TP       47,000      -         -         -            -
Note 2)
                PD        5,100      -        839        -            32
                DD        5,100      -         -         -            -

Tama, IA        RD          880      -         -         -            -
(Secondary-     TP       47,000      -         -         -            -
Note 2)
                PD          880      -        816        -            32
                DD          880      -         -         -            -

Amana, IA       RD       16,350      -         -         -            -
(Secondary-     TP       47,000      -         -         -            -
Note 2)
                PD       16,350      -        783        -            -
                DD       16,350      -         -         -            -

Harper, IA      RD       47,000      -         -         -            -
                TP       47,000      -         -         -            -
                PD       47,000      -        712        -            32
                DD       47,000      -         -         -            -


Total Maximum
Receipt Quantity 47,000 MCF


Note 1: The point role will be either PR for physical receipts, RD for receipt by displacement, TP for transfer points, PD for physical deliveries, and DD for delivery by displacement.

Note 2: Should nominations at secondary receipt and delivery points be received which exceed available capacity, volumes will be scheduled in accordance with Northern
          Border's nomination and scheduling procedures.



                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

    EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)


Note 3: For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

Note 4: Gas volumes which are nominated/scheduled at a sub primary receipt or delivery point(s) have priority over gas volumes of shipper utilizing such point on a corresponding basis as a secondary receipt or delivery point. Shipper's rights and obligations regarding the use of sub primary points are governed by Subsection
          17.1 of the General Terms and Conditions of the Tariff.

This Exhibit A is made and entered into as of August 1, 1997.  On the effective date designed by the Federal Energy Regulatory
Commission, it shall supersede the Exhibit A dated as of
__________.

The effective date of this Exhibit A is ____________________.


ATTEST:                       NORTHERN BORDER PIPELINE COMPANY
                              By: Northern Plains Natural Gas Company,
                                 Operator

______________________________     By:______________________________
Assistant Secretary
                              Title: Vice President

ATTEST:                       PEOPLES ENERGY SERVICES CORPORATION

______________________________    By: /s/ Michael Rumman

                              Title: President